                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                          Northfield Laboratories Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          Northfield Laboratories Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                                    NORTHFIELD LABORATORIES INC.
                                                 1560 SHERMAN AVENUE, SUITE 1000
                                                              EVANSTON, IL 60201
                                                                  (847) 864-3500
                                                          WWW.NORTHFIELDLABS.COM



AT NORTHFIELD LABORATORIES:              AT THE FINANCIAL RELATIONS BOARD:
Richard DeWoskin                         Leslie Hunziker
Chief Executive Officer                  General Information
(847) 864-3500                           (312) 640-6760


MONDAY, AUGUST 20, 2001


              NORTHFIELD CONFIRMS ANNUAL MEETING DATE AS AUGUST 31;
                      LAWSUIT TO POSTPONE MEETING DISMISSED

EVANSTON, ILLINOIS, AUGUST 20, 2001 -- NORTHFIELD LABORATORIES INC. (NASDAQ/NMS:
NFLD), a leading developer of an oxygen-carrying blood substitute, today reported that late Friday, August 17, 2001, C. Robert Coates, a shareholder of the company, notified the court in Delaware of his intention to dismiss his lawsuit to delay Northfield's annual meeting of shareholders.

Coates had requested that the annual meeting be postponed to allow additional time for him to solicit shareholder proxies to elect two representatives to the Northfield board.

Northfield issued a press release Friday notifying shareholders of the court case and the potential for delay in the annual meeting date. Later that afternoon, subsequent to the company's announcement, Coates advised the court that he would be dismissing his lawsuit and would not move forward with a proxy contest. Coates has filed a formal notice of dismissal with the Delaware court.

"We are pleased that this suit's distraction was short-lived. We now can maintain our focus on the regulatory goal at hand, and the preparation of our annual business update, where we plan to discuss our achievement with our shareholders," said Richard DeWoskin, chairman and chief executive officer.

Northfield announced last week that it is completing a Biologics License Application for its blood-substitute product, PolyHeme(TM), and plans to submit the application to the FDA by Labor Day.

The company will provide more detail on its regulatory progress in its annual business update on August 31, 2001. This presentation will be webcast after the close of the market, at 4:30 p.m. central time, that day. Anyone interested in accessing the presentation should log on to www.northfieldlabs.com or www.videonewswire.com, or, for those without Internet access, you may dial in to 888-413-4411 to listen to the call. A replay of the webcast will be available for 30 days after the presentation. The telephonic replay will be available for seven days by dialing 888-266-2086 and providing the passcode, 5458560.





                                     -MORE-

NORTHFIELD LABORATORIES INC.
ADD 1



Northfield's annual meeting will take place earlier that day at 2:00 p.m. central time to vote on business matters as outlined in its August 3rd proxy statement. Only questions related to those business matters will be taken at the meeting. The business update will not be webcast at corporate headquarters.

Shareholders who have not yet signed and returned their proxy cards included with Northfield's proxy statement are requested to do so promptly.

ABOUT THE COMPANY
Northfield Laboratories, founded in 1985, is a leading developer of an oxygen-carrying blood substitute. Its product, PolyHeme, is the only blood substitute undergoing clinical trials that has been tested at large enough dosages to be considered a substitute for acute blood loss in trauma and surgical settings. As a result of the process used to manufacture the blood substitute, essentially a solution of polymerized hemoglobin, PolyHeme has a longer shelf life than blood, requires no cross matching and does not transmit disease.

Statements in this release that are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results. These risks include, among others: competition from other blood substitute products; the company's ability to obtain regulatory approval to market PolyHeme commercially; the company's and/or its representative's ability to successfully market and sell PolyHeme; the company's ability to manufacture PolyHeme in sufficient quantities; the company's ability to obtain an adequate supply of raw materials; the company's ability to maintain intellectual property protection for its proprietary product and to defend its existing intellectual property rights from challenges by third parties; the availability of capital to finance planned growth; and the extent to which the hospitals and physicians using PolyHeme are able to obtain third-party reimbursement, as described in the company's filings with the Securities and Exchange Commission.







                                      -30-